Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED

SENIOR SECURED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT (this “First Amendment”), dated as of March 7, 2012, is among EXLP OPERATING LLC, a limited liability company formed under the laws of the state of Delaware (the “Borrower”), EXTERRAN PARTNERS, L.P., a limited partnership formed under the laws of the state of Delaware (“EXLP”), the Lenders listed on the signature pages attached hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as Swingline Lender.

R E C I T A L S

The Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Senior Credit Agreement dated as of November 3, 2010 (as heretofore amended, restated, supplemented or otherwise modified, the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit available to and on behalf of the Borrower; and

The Borrower has requested, and the Administrative Agent and the Lenders party hereto have agreed to, amend certain provisions of the Credit Agreement as more fully provided herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all references to Sections and Articles in this First Amendment refer to Sections and Articles of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendments to Section 1.02.

(a) The following definition is hereby amended in its entirety to read as follows:

“Agreement” means this Amended and Restated Senior Secured Credit Agreement, as the same has been amended by that certain First Amendment, and as the same may from time to time be further amended, modified, supplemented or restated.

(b) The following defined term in Section 1.02 is hereby added as follows:

“First Amendment” means the First Amendment to the Amended and Restated Senior Secured Credit Agreement dated as of March 7, 2012, among the Borrower, EXLP, the Administrative Agent, the Swingline Lender and the Lenders party thereto.

“First Amendment Effective Date” means March 7, 2012.

2.2 Amendment to Section 2.06(c)(ii)(A). Section 2.06(c)(ii)(A) is hereby amended and restated in its entirety to read as follows:

(A) such increase shall not be less than $25,000,000 and shall be in a whole multiple of $5,000,000 in excess thereof unless the Administrative Agent otherwise consents, and no such increase shall be permitted if, after giving effect thereto, the cumulative increases of the Aggregate Commitments pursuant to this Section 2.06(c) effected from and after the First Amendment Effective Date would exceed $400,000,000;

2.3 Amendment to Section 2.08(a)(i). The Borrower has requested to increase the aggregate principal amount of Swingline Loans which may be outstanding to $50,000,000. On the First Amendment Effective Date, Section 2.08(a)(i) of the Credit Agreement is hereby amended by replacing $30,000,000 with $50,000,000.

2.4 Amendment to Section 3.04(c)(ii). Section 3.04(c)(ii) is hereby amended by deleting such Section in its entirety.

Section 3. Conditions Precedent. This First Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “First Amendment Effective Date”):

3.1 The Administrative Agent shall have received from the Majority Lenders and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment signed on behalf of such Persons.

3.2 The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

3.3 No Default or Event of Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this First Amendment.

Section 4. Intent to Increase Aggregate Revolving Commitments. In connection herewith, the Borrower has informed the Administrative Agent of the Borrower’s intent to, immediately after the effectiveness of this First Amendment, increase the Aggregate Revolving Commitments pursuant to Section 2.06(c)(ii)(A) of the Credit Agreement, as such Section is amended by this First Amendment, by $200,000,000 (the “Specified Facility Increase”). The parties hereto hereby agree that the effectiveness of the Specified Facility Increase shall be conditioned upon a pro rata reduction of the Aggregate Commitments (as defined in the hereinafter described EXH Credit Agreement) by $200,000,000. As used herein, the “EXH Credit Agreement” means that certain Senior Secured Credit Agreement dated as of July 8, 2011, among Exterran Holdings, Inc., as borrower, Wells Fargo Bank, National Association, as administrative agent, and the lenders and other agents party thereto, as heretofore amended, restated, supplemented or otherwise modified.

Section 5. Miscellaneous.

5.1 Confirmation. The provisions of the Credit Agreement, as amended by this First Amendment, shall remain in full force and effect following the effectiveness of this First Amendment.

5.2 Representations and Warranties.

(a) Ratification and Affirmation. The Borrower and EXLP hereby: (i) acknowledge the terms of this First Amendment; (ii) ratify and affirm their obligations under, and acknowledge, renew and extend their continued liability under, each Loan Document to which they are a party and agree that each Loan Document to which they are a party remains in full force and effect, except as expressly amended hereby, after giving effect to the amendments contained herein; (iii) agree that from and after the First Amendment Effective Date each reference to the Credit Agreement in the Security Instruments and the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this First Amendment; and (iv) represent and warrant to the Lenders that as of the date hereof, after giving effect to the terms of this First Amendment: (A) all of the representations and warranties made by the Borrower contained in each Loan Document to which they are a party are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty that is already qualified or modified by materiality in the text thereof), unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall be true and correct in all material respects as of such earlier date and (B) no Default or Event of Default has occurred and is continuing.

(b) Corporate Authority; Enforceability; No Conflicts. The Borrower and EXLP hereby represent and warrant to the Lenders that (i) they have all necessary power and authority to execute, deliver and perform the obligations under this First Amendment; (ii) the execution, delivery and performance by the Borrower and EXLP of this First Amendment has been duly authorized by all necessary action on their part; (iii) this First Amendment has been duly executed and delivered by the Borrower and EXLP and constitutes the legal, valid and binding obligation of the Borrower and EXLP in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditor’s rights and by equitable principles (regardless of whether enforcement is sought in equity or at law); (iv) this First Amendment requires no authorizations, approvals or consent, or registration or filing with, or further action by, any Governmental Authority, except for those that have been obtained or made and are in effect; and (v) neither the execution and delivery of this First Amendment nor compliance with the terms hereof will contravene, or result in a breach of, the charter or by-laws of the Borrower or EXLP, any Governmental Requirement, any agreement or instrument to which the Borrower or EXLP is a party (other than any agreement or instrument the contravention of which or breach of which could not reasonably be expected to be materially adverse to any Secured Party) or by which it is bound or to which it or its Properties are subject, or constitute a default under any such agreement or instrument.

5.3 Loan Document. This First Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

5.4 Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

5.5 NO ORAL AGREEMENT. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

5.6 GOVERNING LAW. THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

[Signatures Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

EXLP OPERATING LLC, as Borrower

By:	/s/ J. Michael Anderson
Name:	J. Michael Anderson
Title:	Senior Vice President and
Chief Financial Officer

Signature Page to First Amendment

EXTERRAN PARTNERS, L.P., as Guarantor

By:	EXTERRAN GENERAL PARTNER, L.P., its general partner

By:	EXTERRAN GP LLC, its general partner

By:	/s/ J. Michael Anderson
Name:	J. Michael Anderson
Title:	Senior Vice President and
Chief Financial Officer

Signature Page to First Amendment

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and Swingline Lender and as a Lender

By:	/s/ Donald W. Herrick, Jr.
Name:	Donald W. Herrick, Jr.
Title:	Director

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Thomas Okamoto
Name:	Thomas Okamoto
Title:	Authorized Officer

BARCLAYS BANK PLC, as a Lender

By:	/s/ Michael Mozer
Name:	Michael Mozer
Title:	Vice President

THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By:	/s/ Matthew Main
Name:	Matthew Main
Title:	Authorised Signatory

BNP PARIBAS, as a Lender

By:	/s/ Michaela Braun
Name:	Michaela Braun
Title:	Director

By:	/s/ Greg Smothers
Name:	Greg Smothers
Title:	Director

Signature Page to First Amendment

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Jason S. York
Name:	Jason S. York
Title:	Authorized Signatory

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Shaheen Malik
Name:	Shaheen Malik
Title:	Vice President

By:	/s/ Michael Spaight
Name:	Michael Spaight
Title:	Associate

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Masakazu Hasegawa
Name:	Masakazu Hasegawa
Title:	Managing Director

REGIONS BANK, as a Lender

By:	/s/ David Valentine
Name:	David Valentine
Title:	Vice President

COMPASS BANK, as a Lender

By:	/s/ Jason Goetz
Name:	Jason Goetz
Title:	Vice President

CITIBANK, N.A., as a Lender

By:	/s/ Yasantha Gunaratna
Name:	Yasantha Gunaratna
Title:	Vice President

Signature Page to First Amendment

BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Mark Sparrow
Name:	Mark Sparrow
Title:	Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ Sharada Manne
Name:	Sharada Manne
Title:	Director

By:	/s/ Michael D. Willis
Name:	Michael D. Willis
Title:	Managing Director

BRANCH BANKING AND TRUST, as a Lender

By:	/s/ De Von J. Lang
Name:	De Von J. Lang
Title:	Vice President

UNION BANK, N.A., as a Lender

By:	/s/ Scott Gildea
Name:	Scott Gildea
Title:	Vice President

TRUSTMARK NATIONAL BANK, as a Lender

By:	/s/ Jeff Deutsche
Name:	Jeff Deutsche
Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Dale A. Stein
Name:	Dale A. Stein
Title:	Senior Vice President

Signature Page to First Amendment

AMEGY BANK, N.A., as a Lender

By:	/s/ Brad Ellis
Name:	Brad Ellis
Title:	Senior Vice President

RAYMOND JAMES BANK, N.A., as a Lender

By:	/s/ Scott G. Axelrod
Name:	Scott G. Axelrod
Title:	Vice President

BOKF, N.A. D/B/A BANK OF TEXAS, as a Lender

By:	/s/ Brian Harley
Name:	Brian Harley
Title:	Vice President

Signature Page to First Amendment

REAFFIRMATION AND RATIFICATION: Each Guarantor hereby (a) acknowledges the terms of this Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party, including the Guaranty Agreement, and agrees that each Loan Document to which it is a party, including the Guaranty Agreement, remains in full force and effect as expressly amended hereby; and (c) represents and warrants to the Lenders that, as of the date hereof, after giving effect to the terms of this Amendment: (i) all of the representations and warranties made by such Guarantor contained in each Loan Document to which such Guarantor is a party, including the Guaranty Agreement, are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty that is already qualified or modified by materiality in the text thereof) as though made on and as of the First Amendment Effective Date (unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall be true and correct in all material respects as of such earlier date) and (ii) no Default or Event of Default has occurred and is continuing.

ACKNOWLEDGED AND RATIFIED:	EXTERRAN PARTNERS, L.P.

	By:	EXTERRAN GENERAL PARTNER, L.P., its general partner

	By:	EXTERRAN GP LLC, its general partner

	By:	/s/ J. Michael Anderson
	Name:	J. Michael Anderson
	Title:	Senior Vice President and
Chief Financial Officer

EXLP LEASING LLC

	By:	/s/ J. Michael Anderson
	Name:	J. Michael Anderson
	Title:	Senior Vice President and
Chief Financial Officer